                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 29, 2001


                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                         0-26520                      31-1080091
----------------               ---------------------           ---------------
(STATE OR OTHER                (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION OR                                               NUMBER)
ORGANIZATION)


                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM  5.  OTHER EVENTS.

         On November 29, 2001, Neoprobe Corporation issued a news release regarding its entering into a Common Stock Purchase Agreement with Fusion Capital Fund II, LLC ("Fusion") for Fusion's purchase of up to $10,000,000 of common stock of the Company, $.001 par value, over forty months. The information contained in the news release, which is attached as Exhibit 99(a) to this report, and in the Common Stock Purchase Agreement, which is attached as Exhibit 99(b) to this report, are incorporated herein by reference.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

                  99(a) News release of Neoprobe Corporation dated November 29, 2001.

                  99(b) Common Stock Purchase Agreement dated as of November 19, 2001, between Neoprobe Corporation and Fusion Capital Fund II, LLC.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NEOPROBE CORPORATION


Date: December 3, 2001            By:      /s/ David C. Bupp
                                     ----------------------------------------
                                      David C. Bupp
                                      Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.                                Description

Exhibit 99(a)     *        News release of Neoprobe Corporation dated November
                           29, 2001.

Exhibit 99(b)     *        Common Stock Purchase Agreement dated as of November
                           19, 2001, between Neoprobe Corporation and Fusion
                           Capital Fund II, LLC.


-------------------
* Filed with this report.